Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated October 29, 2014 to the

Statutory Prospectus for Institutional Class and Class A, Class C, Class D and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2014 (as supplemented thereafter)

Disclosure Relating to AllianzGI Structured Return Fund (the “Fund”)

Within the Fund Summary relating to the Fund, the Annual Fund Operating Expenses table in the subsection entitled “Fees and Expenses of the Fund” is hereby deleted and replaced in its entirety with the following:

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reduction(3)
Class A	0.60%	0.25%	4.49%	0.09%	5.43%	(4.19)%	1.24%
Class C	0.60	1.00	3.31	0.09	5.00	(3.01)	1.99
Institutional	0.60	None	3.04	0.09	3.73	(2.74)	0.99
Class P	0.60	None	3.37	0.09	4.06	(2.97)	1.09
Class D	0.60	0.25	3.44	0.09	4.38	(3.14)	1.24

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.
(2)	Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and upon the total annual operating expenses of Other Acquired Funds for the current fiscal year. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.
(3)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through July 31, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Institutional Class shares, 1.00% for Class P shares and 1.15% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Within the Fund Summary relating to the Fund, the table in the subsection entitled “Fees and Expenses of the Fund—Examples” is hereby replaced with the following:

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$669	$1,730	$2,781	$5,370	$669	$1,730	$2,781	$5,370
Class C	302	1,232	2,262	4,837	202	1,232	2,262	4,837
Institutional	101	887	1,693	3,799	101	887	1,693	3,799
Class P	111	963	1,831	4,072	111	963	1,831	4,072
Class D	126	1,041	1,967	4,332	126	1,041	1,967	4,332

The second paragraph in the subsections entitled “Principal Investment Strategies” within the Fund Summary relating to the Fund and within the “Principal Investments and Strategies of Each Fund—AllianzGI Structured Return Fund” section of the Prospectus, is hereby restated in its entirety with the following:

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired stocks through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Within the Fund Summary relating to the Fund, the following is hereby added to the subsection entitled “Principal Risks”:

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Within the Fund Summary relating to the Fund, the following is hereby added to the subsection entitled “Principal Risks”:

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to Other Acquired Funds.

Within the “Principal Investment Strategies of Each Fund—AllianzGI Structured Return Fund” section of the Prospectus and within the subsection of the Prospectus entitled “Underlying Funds and Other Acquired Funds—Summary Description of Underlying Funds”, the Fund’s “Approximate Primary Capitalization Range” is hereby deleted and replaced with the following: “Same as the S&P 500 Index”.

Within the “Principal Investment Strategies of Each Fund—AllianzGI Structured Return Fund” section of the Prospectus, the subsection entitled “Principal Risks” is hereby revised to add “Other Acquired Fund Risks” as a principal risk of the Fund.

Within the “Summary of Principal Risks,” section of the Prospectus, the subsection entitled “Underlying Fund and Other Acquired Fund Risks” is hereby deleted and replaced in its entirety with the following:

Because each of the Target Funds intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, and each of the Multi-Asset Funds and Global Fundamental Strategy Fund may invest its assets partially, significantly or primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in these Funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The AllianzGI Structured Return Fund (“Structured Return Fund”) expects to achieve its exposure to equity securities by investing in Other Acquired Funds, and the risks associated with investing in the Structured Return Fund may be closely related to the risks associated with the securities and other investments held by such Other Acquired Funds. The ability of each of these Funds to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

To the extent that a Target Fund, Multi-Asset Fund, the Global Fundamental Strategy Fund, or the Structured Return Fund invests in Underlying Funds and/or Other Acquired Funds, each such Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and/or Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each of these Funds correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Structured Return Fund’s investment in a particular Other Acquired Fund may exceed 25% of its assets. To the extent that the Structured Return Fund invests a significant portion of its assets in an Other Acquired Fund, it will be particularly sensitive to the risks associated with that Other Acquired Fund. Each of the Target Funds’, Multi-Asset Funds’, and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and at 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares.

The “Underlying Funds” section of the Prospectus is hereby renamed “Underlying Funds and Other Acquired Funds.”

The following is hereby added to as a subsection of the “Underlying Funds and Other Acquired Funds” section of the Prospectus entitled “Summary Description of the SPDR® S&P® 500 ETF” following the “Underlying Funds and Other Acquired Funds—Other Investment Practices of the Underlying Funds” subsection:

Effective September 29, 2014, the Trust entered into an agreement with State Street Bank and Trust Company (“State Street”) in its capacity as trustee and on behalf of the SPDR® S&P® 500 ETF Trust (the “SPDR S&P 500 ETF”) authorizing the Structured Return Fund and the AllianzGI U.S. Equity Hedged Fund to invest in the SPDR S&P 500 ETF in excess of the limitations of Section

12(d)(1)(A) of the 1940 Act pursuant to an exemptive order granted by the Securities and Exchange Commission to, among other parties, the SPDR S&P 500 ETF.

To the extent that the Structured Return Fund invests significantly in the SPDR S&P 500 ETF, such fund will utilize a “fund of funds” structure. By investing in the Structured Return Fund, you will indirectly bear fees and expenses charged by the SPDR S&P 500 ETF, in addition to directly bearing the Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

The SPDR S&P 500 ETF seeks to achieve its investment objective of providing investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index by holding a portfolio of the common stocks that are included in the S&P 500 Index with the weight of each stock substantially corresponding to the weight of such stock in the S&P 500 Index.

For more information on the SPDR S&P 500 ETF, including the risks of investing in the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information which is available at www.spdrs.com. You may also access the prospectus, Statement of Additional Information, reports and other information about the SPDR S&P 500 ETF on the EDGAR Database on the Commission’s Web site at www.sec.gov. Additionally, the above summary is qualified in its entirety by reference to the prospectus and Statement of Additional Information of the SPDR S&P 500 ETF.

Within the “Management of the Funds” section of the Prospectus, the subsection entitled “Underlying Fund Expenses” is hereby deleted and replaced in its entirety with the following:

The expenses associated with investing in a “funds of funds,” such as one of the Target Funds or, to the extent they make use of such strategy, the Multi-Asset Funds, AllianzGI Global Fundamental Strategy Fund or the Structured Return Fund, are generally higher than those of mutual funds that do not invest primarily in other mutual funds and/or ETFs.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Fund level:

•	With respect to the AllianzGI Global Allocation Fund and AllianzGI Global Growth Allocation Fund, the Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees, with the exception of the Structured Return Fund, which may invest in the SPDR S&P 500 ETF, a low-fee index ETF.

Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds to the extent that they invest in Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

The following is hereby added as a subsection of the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus entitled “Disclosure Relating to Structured Return Fund” following the “Characteristics and Risks of Securities and Investment Techniques—Disclosure Relating to Target, Multi-Asset and Global Fundamental Strategy Funds” subsection:

As the Structured Return Fund intends to achieve its exposure to equity securities by investing in shares of Other Acquired Funds, including the SPDR S&P 500 ETF, the risks of investing in the Structured Return Fund are closely related to the risks associated with such Other Acquired Funds and their investments. However, the Structured Return Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Structured Return Fund may be directly exposed to certain risks described below.

For more information about these risks and the securities and investment techniques used by the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of the SPDR S&P 500 ETF, which is available at www.spdrs.com and on the EDGAR Database on the Commission’s Web site at www.sec.gov.